UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2015

Sagent Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-35144

Delaware	98-0536317
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1901 N. Roselle Road, Suite 700, Schaumburg, Illinois 60195

(Address of principal executive offices, including zip code)

(847) 908-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 15, 2015, the Board of Directors of Sagent Pharmaceuticals, Inc. (the “Company”) appointed Shlomo Yanai, 63, as a Class I director of the Company, effective immediately. The Board Committees to which Mr. Yanai will be designated have not yet been determined.

Mr. Yanai was not selected pursuant to any arrangement or understanding between him and any other person. Mr. Yanai has no family relationships with any of the Company’s directors or executive officers. There have been no related person transactions between the Company and Mr. Yanai reportable under Item 404(a) of Regulation S-K.

Mr. Yanai will receive the standard compensation received by non-employee directors. These compensation arrangements are described in the Company’s 2014 Proxy Statement, filed with the SEC on April 30, 2014.

On April 15, 2015, the Board of Directors of the Company appointed Michael Logerfo, 50, as its President, effective immediately. The Board also designated Mr. Logerfo as its principal executive officer.

Mr. Logerfo was not selected pursuant to any arrangement or understanding between him and any other person. Mr. Logerfo has no family relationships with any of the Company’s directors or executive officers. There have been no related person transactions between Sagent and Mr. Logerfo reportable under Item 404(a) of Regulation S-K.

Mr. Logerfo has served as Executive Vice President, Chief Legal Officer and Corporate Secretary of Sagent since March 2012. Prior to that, Mr. Logerfo had served as Corporate Vice President since March 2007, Chief Legal Officer since April 2010, and Secretary since September 2010. From March 2007 to August 2008, Mr. Logerfo served as Chief Operating Officer of the former KSCP joint venture, now Sagent (China) Pharmaceuticals (SCP). From October 1999 to January 2006, Mr. Logerfo held the positions of President and Chief Executive Officer of Flavine Holding Co. and its affiliates, a privately held group engaged in the development and sale of active pharmaceutical ingredients. Mr. Logerfo also has been a lawyer in private practice.

In connection with his appointment as President, Mr. Logerfo’s annual base compensation was increased by $100,000 to $451,900.

Item 8.01 Other Events

On April 16, 2015, the Company issued press releases announcing the appointment of Mr. Yanai to the Board of Directors and Mr. Logerfo as President as described in Item 5.02 above. A copy of those press releases are furnished herewith as Exhibits 99.1 and 99.2, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Sagent Pharmaceuticals, Inc. Press Release, dated April 16, 2015.

99.2	Sagent Pharmaceuticals, Inc. Press Release, dated April 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGENT PHARMACEUTICALS, INC.

Date: April 20, 2015		/s/ Michael Logerfo
	Name:	Michael Logerfo
	Title:	President